Offerings - Offering: 1	May 01, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.125% First Mortgage Bonds due 2036
Amount Registered | shares	850,000,000
Proposed Maximum Offering Price per Unit	0.999
Maximum Aggregate Offering Price	$ 849,150,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 117,267.61
Offering Note